SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 1999


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                  TEXAS                              74-2157138
    (State or other Jurisdiction                  (I.R.S. Employer
  of incorporation or organization)              Identification No.)


    1200 SAN BERNARDO, LAREDO, TEXAS                 78040-1359
(Address of principal executive offices)             (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611


                                      NONE
     (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On March 23, 1999, International Bancshares Corporation issued a news release announcing the declaration of a sixty-cent per share for all holders of Common Stock, $1.00 par value, of record on March 31, 1999 said cash dividend to be payable on April 15, 1999. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated March 23, 1999.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)


                        By: /s/ DENNIS E. NIXON
                                DENNIS E. NIXON, President,
                                and Chief Executive Officer


Date: March 19, 1999



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
                                  EXHIBIT INDEX



EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER
-------                  -------------           --------
99              News Release of International       5
                Bancshares Corporation dated
                March 19, 1999.